SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2019

OMNOVA SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25435 Harvard Road, Beachwood, Ohio	44122-6201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 682-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 10, 2019, OMNOVA Solutions Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”).

At the Special Meeting, the Company’s shareholders (i) adopted the Agreement and Plan of Merger, dated as of July 3, 2019, by and among the Company, Synthomer plc, Spirit USA Holdings Inc. and Synthomer USA LLC (the “Merger Agreement”), thereby approving the transactions contemplated by the Merger Agreement, (ii) approved, on an advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement, and (iii) approved the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, including if there are insufficient votes as at the time of the Special Meeting to obtain the OMNOVA shareholder approval.

The final voting results from the Special Meeting are as follows:

Proposal 1 – Adoption of the Merger Agreement

For	Against	Abstain
32,061,203	50,370	417,775

Proposal 2 – Non-Binding Compensation Advisory Proposal

For	Against	Abstain
15,535,636	14,795,304	2,198,408

Proposal 3 – Authority to Adjourn the Special Meeting

For	Against	Abstain
30,038,195	2,064,074	427,079

Item 7.01	Regulation FD

On October 10, 2019, the Company issued a press release announcing the results of its shareholders’ vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No	Document

99.1	Press Release issued by OMNOVA Solutions Inc., dated October 10, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document) Comp Add this language

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA Solutions Inc.

By:	/s/ Frank P. Esposito
Name:	Frank P. Esposito
Title:	Vice President, Corporate Secretary and Investor Relations; Assistant General Counsel
Date:	October 10, 2019